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                                                                    EXHIBIT 10.4

                             GUARANTY AGREEMENT


         THIS CONTINUING GUARANTY AGREEMENT (this "Guaranty") by ____________ ____________________, a Delaware corporation ("Guarantor"), is in favor of the Banks (as hereinafter defined) from time to time parties to the Credit Agreement (as hereinafter defined), including without limitation the Issuing Bank (as defined in the Loan Agreement) and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association, as agent (the "Agent") for the banks (the "Banks") from time to time party to that certain Third Amended and Restated Loan Agreement (as the same may be amended, modified or restated, the "Loan Agreement"), dated as of June 20, 1997, among Dailey Petroleum Services Corp., a Delaware corporation (formerly known as Dailey Corporation, a Delaware corporation, successor by merger to Dailey Petroleum Services Corp., a Delaware corporation) ("Borrower"), the Agent and the Banks. Capitalized terms used but not defined herein have the meanings ascribed to them in the Loan Agreement.


                              W I T N E S S E T H:

         WHEREAS, the Agent and the Banks have extended and will extend credit and financial accommodations to Borrower, whose address is 2507 North Frazier, Conroe, Texas 77303; and

         WHEREAS, Guarantor, as a Subsidiary of Borrower, has determined that it will derive material direct and indirect economic benefits as a result of said extensions of credit;

         NOW, THEREFORE, (i) to induce the Agent and the Banks, at any time and from time to time, to loan monies, with or without security, to or for the account of Borrower, (ii) at the special insistence and request of the Agent and the Banks, and (iii) for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

         1. Guarantor hereby absolutely and unconditionally guarantees the prompt and punctual payment and performance when due (whether at its maturity, by lapse of time, by acceleration or otherwise) of the Guaranteed Obligations (hereinafter defined). This is a continuing guaranty applicable to and guaranteeing any and all indebtedness, obligations, and liabilities of every kind and character of Borrower to the Agent and the Banks, whether now existing or hereafter arising, whether due and owing or to become due and owing, howsoever created or arising or evidenced, whether joint or several, or joint and several, whether absolute or contingent, as created and evidenced by, and arising under, the Loan Agreement, the Notes and/or the other Loan documents, and all renewals, extensions, increases, and rearrangements of such indebtedness, obligations or liabilities, including any and all amounts owing or which may hereafter become owing thereon or in connection therewith, including, without limitation, any and all amounts of principal, interest, attorneys' fees, costs of collection and other amounts owing thereunder (hereinafter called the "Guaranteed Obligations").

         2. Guarantor hereby waives marshalling of assets and liabilities, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any indebtedness,
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obligation or liability to which it applies or may apply, and waives presentment and demand for payment thereof, notice of dishonor or nonpayment thereof, notice of intention to accelerate, notice of acceleration, protest, and notice thereof and all other notices and demands, collection or instigation of suit or any other action by the Agent or the Banks in collection thereof, including any notice of default in payment thereof or other notice to, or demand of payment therefor on, any party. Further, Guarantor expressly waives each and every right to which it may be entitled by virtue of the suretyship law of the State of Texas including without limitation, any rights it may have pursuant to Rule 31, Texas Rules of Civil Procedure, Section 17.001, Civil Practice and Remedies Code, and Chapter 34 of the Texas Business and Commerce Code.

         3. Guarantor agrees to pay to each of the Agent or the Banks its reasonable collection costs, including any additional amount for attorneys' fees, but in no event to exceed the maximum amount permitted by law, if the Guaranteed Obligations are not paid by Guarantor upon demand when due as required herein or if this Guaranty is enforced by suit or through probate or bankruptcy court or through any judicial proceedings whatsoever, and should it be necessary to reduce Banks' or the Agent's or any one or more of their claims to judgment, such judgment shall bear interest at the lesser of (i) the Default Rate and (ii) the Maximum Rate.

         4. This is an absolute and unconditional guaranty of payment and not of collection, by Guarantor, jointly and severally with any guarantor of the Guaranteed Obligations in each and every particular, and Guarantor waives any right to require that (a) any action be brought against Borrower or any other person or entity, (b) the Agent or any Bank enforce its rights against any other guarantor of the Guaranteed Obligations, (c) the Agent or any Bank proceed or enforce its rights against or exhaust any security given to secure the Guaranteed Obligations, (d) the Agent or any Bank have Borrower joined with Guarantor or any other guarantor of all or part of the Guaranteed Obligations in any suit arising out of this Guaranty and/or the Guaranteed Obligations, or
(e) the Agent or any Bank pursue any other remedy in Bank's powers whatsoever. Neither the Agent nor any Bank shall be required to mitigate damages or take any action to reduce, collect or enforce the Guaranteed Obligations. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of Borrower or any other guarantor of the Guaranteed Obligations, and shall remain liable hereon regardless of whether Borrower or any other guarantor be found not liable thereon for any reason. Should the Agent or any Bank seek to enforce the obligations of Guarantor by action in any court, Guarantor waives any necessity, substantive or procedural, that a judgment previously be rendered against Borrower or any other person or entity or that Borrower or any other person or entity be joined in such cause or that a separate action be brought against Borrower or any other person or entity. The obligations of Guarantor hereunder are several from those of Borrower or any other person or entity (including without limitation any other surety for Borrower), and are primary obligations concerning which Guarantor is the principal obligor. All waivers herein contained shall be without prejudice to the Agent or any Bank at its option to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

         5. Guarantor agrees that suit may be brought against Guarantor and any other guarantors of the Guaranteed Obligations, jointly and severally, and against one or more of them, less than all, without impairing the rights of the Agent and the Banks, or any one or more of them, against the other guarantors; nor shall the Agent or any Bank be required





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to join Borrower or any other guarantor or liable party in a suit against a particular guarantor; and the Agent and the Banks may release Borrower and/or one or more guarantor(s) or settle with such persons or entities as the Agent and the Banks deem fit without releasing or impairing the rights of the Agent and the Banks, or any one or more of them, to demand and collect the balance of such indebtedness from the other remaining guarantors not so released.

         6. Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by law, and agrees that the Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

                 (a) Any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations or any instrument executed in connection therewith, or any contract or understanding between Borrower and the Agent and/or the Banks, or any other person or entity, pertaining to the Guaranteed Obligations;

                 (b) Any adjustment, indulgence, forbearance or compromise that might be granted or given by the Agent and/or the Banks, or any one or more of them, to Borrower or Guarantor or any person or entity liable on the Guaranteed Obligations;

                 (c) The insolvency, bankruptcy arrangement, adjustment, composition, liquidation, disability, dissolution, death or lack of power of Borrower or Guarantor or any other person or entity at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners, or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor;

                 (d) The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Guaranteed Obligations or any part thereof is ultra vires, the officers or representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate applicable usury laws, Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;

                 (e) Any full or partial release of the liability of Borrower on the Guaranteed Obligations or any part thereof, of any co-guarantors, or any other person or





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entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other person or entity, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties other than Borrower will be liable to perform the Guaranteed Obligations, or Bank will look to other parties to perform the Guaranteed Obligations;

                 (f) The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations;

                 (g) Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations;

                 (h) The failure of the Agent and/or the Banks, or any one or more of them, or any other person or entity to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

                 (i) The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations;

                 (j) Any payment by Borrower to the Agent (whether for sums owing to the Agent or to the Agent for the benefit of the Banks, or any one or more of them) or any Bank is held to constitute a preference under the bankruptcy laws, or for any reason Bank is required to refund such payment or pay such amount to Borrower or someone else;

                 (k) Any other action taken or omitted to be taken with respect to the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof; it being the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations; or

                 (l) The fact that all or any of the Guaranteed Obligations cease to exist by operation of law, including without limitation by way of a discharge, limitation or tolling thereof under applicable bankruptcy laws.





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         7.      In the event any payment by Borrower or any other guarantor of all or part of the Guaranteed Obligations to the Agent (whether for sums owing to the Agent or to the Agent for the benefit of the Banks, or any one or more of them) or any Bank is held to be a preference under the bankruptcy laws, or if for any other reason the Agent or any Bank is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or by such guarantor to the Agent or any Bank shall not constitute a release of Guarantor from any liability respecting payment of the Guaranteed Obligations, and Guarantor agrees to pay such amount to Bank upon demand.

         8. The usury savings clause set forth in Section 11.6 of the Loan Agreement is hereby incorporated by reference into this Guaranty and is made a part hereof for all purposes; it being agreed that all rights and remedies of the Agent and the Banks, or any one or more of them, hereunder are subject to the usury savings clause.

         9. This Guaranty is for the benefit of the Agent and the Banks, and for such other persons and entities as may from time to time become or be the holders of any Guaranteed Obligations; and this Guaranty shall be transferable and negotiable, with the same force and effect and to the same extent as the Guaranteed Obligations may be transferable, it being understood that upon the assignment or transfer by the Agent or the Banks, or any one or more of them, of any Guaranteed Obligations, the legal holder of such Guaranteed Obligations shall have all of the rights granted to the Agent and the Banks under this Guaranty.

         10. Payment of all amounts hereunder shall be made at the offices of the Agent.

         11.     [Intentionally Omitted]

         12. Any notice, request or other communication required or permitted to be given hereunder shall be given as provided in the Loan Agreement. Guarantor will comply with and perform all affirmative and negative covenants and agreements made by Borrower in the Loan Agreement with respect to the Guarantor. All representations and warranties made by Borrower in the Loan Agreement with respect to the Guarantor are true and correct as of the date hereof. The Agent and the Banks shall be entitled to rely on all of the representations and warranties made by Borrower in the Loan Agreement with respect to the Guarantor with the same force and effect as though they were incorporated in this Guaranty and made by the Guarantor for the Agent and the Banks herein.

         13. This Guaranty shall not be wholly or partially satisfied or extinguished by Guarantor's payment of any amount hereunder, including payment of all amounts due as of any specified date, but shall continue in full force and effect as against Guarantor for the full amount, except as otherwise specified herein, as to all Guaranteed Obligations created, incurred or arising prior to the time when notice of termination is given by the Guarantor to the Agent and the Banks as specified herein, or which thereafter may be incurred for which the Agent and/or the Banks have, prior to the effective date of such notice, committed to lend to Borrower, and until payment in full thereof. Any and all extensions of credit and financial accommodations concurrently herewith or hereafter made by the Agent and/or the Banks to Borrower shall be conclusively presumed to have been made in acceptance hereof.





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         14.     This Guaranty shall be binding upon Guarantor, its successors and assigns and shall inure to the benefit of, and be enforceable by, the Agent and the Banks and their respective successors and permitted assigns and each and every other person who shall, pursuant and subject to the provisions of the Loan Agreement from time to time be or become the owner or holder of any of the Guaranteed Obligations, and each and every reference herein to the "Agent" or the "Banks" shall also include each and every such successor, assign, owner or holder. Guarantor shall not assign or delegate its obligations hereunder without the prior written consent of the Agent.

         15. The release by the Agent or the Banks of Borrower or one or more other guarantors of all or part of the Guaranteed Obligations shall not affect the Guarantor, who shall remain fully liable in accordance with the terms of this Guaranty.

         16. This Guaranty shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous guaranty agreements by Guarantor or other persons or entities, in favor of the Agent and/or the Banks or assigned to the Agent and/or the Banks by others.

         17. The undersigned guaranteeing corporation does hereby acknowledge that it has investigated fully the benefits and advantages which will be derived by the undersigned from execution of this Guaranty, and the Board of Directors of the undersigned corporation has decided that, and the undersigned corporation does hereby acknowledge, warrant and represent that, a direct or an indirect benefit will accrue to the undersigned by reason of execution of this Guaranty.

         18. Guarantor represents and warrants that (i) this Guaranty is not given with actual intent to hinder, delay or defraud any entity to which Guarantor is or will become, on or after the date hereof, indebted; (ii) Guarantor has received at least a reasonably equivalent value in exchange for the giving of this Guaranty; (iii) Guarantor is not insolvent on the date hereof and will not become insolvent as a result of the giving of this Guaranty; (iv) Guarantor is not engaged in a business of transaction, nor is about to engage in a business or transaction, for which any property remaining with Guarantor constitutes an unreasonably small amount of capital; or (v) Guarantor does not intend to incur debts that will be beyond the Guarantor's ability to pay as such debts mature. For the purposes of making the representations set forth in Paragraph 18(iii) above, Guarantor has taken into account its right of contribution as set forth in Paragraph 28 below and its value as a going concern.

         19. Guarantor shall furnish to the Agent all such financial statements and other information relating to the financial condition, properties and affairs of Guarantor as the Agent or the Banks may from time to time request.

         20. Guarantor will not change its address, name or identity without notifying the Agent of such change in writing at least thirty (30) days prior to the effective date of such change.

         21. No delay on the part of the Agent or the Banks in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right, nor shall any single or partial exercise of any right, power or privilege bar any further or subsequent exercise of the same or any other right, power or privilege.





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         22.     This Guaranty shall not be changed orally, but shall be
changed only by agreement in writing signed by the person against whom enforcement of such change is sought.

         23. The masculine and neuter genders used herein shall each include the masculine, feminine and neuter genders and the singular number used herein shall include the plural number. The words "person" and "entity" shall include without limitation individuals, corporations, partnerships, joint ventures, associations, joint stock companies, trusts, unincorporated organizations, and governments and any agency or political subdivision thereof.

         24. This Guaranty may be executed in multiple counterparts, and each counterpart executed by any party shall be deemed an original and shall be binding upon the person or entity executing the same, irrespective of whether any other Guarantor has executed this or any other counterpart of this Guaranty. Production of any counterpart other than the one to be enforced shall not be required.

         25. If any provision of this Guaranty is determined to be invalid by any court of competent jurisdiction or to be in violation of any applicable law, such invalidity or violation shall have no effect on any other provisions of this Guaranty (which shall remain valid and binding and in full force and effect) or in any other jurisdiction, and to that end the provisions of this Guaranty shall be considered severable.

         26. Guarantor expressly waives any and all rights to exercise any right of subrogation, reimbursement and contribution (contractual, statutory or otherwise) against the Agent and the Banks, individually and collectively, including without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor statute, arising from the existence or performance of this Guaranty and the Guarantor irrevocably waives any right to enforce any remedy which the Agent and the Banks, or any one or more of them, now have or may hereafter have against the Borrower and waives its enforcement of any benefit of, and any right to participate in, any security now or hereafter held by the Agent and the Banks, or any one or more of them, until the Guaranteed Obligations have been paid in full and until all commitments of the Agent and the Banks, individually and collectively, to extend credit to the Borrower under the Loan Agreement and the other Loan Documents have terminated.

         27. Guarantor hereby expressly covenants and agrees for the benefit of the Agent and the Banks that all obligations and liabilities of the Borrower and the Other Guarantors (as that term is defined hereinafter), or any one or more of them, to the Guarantor of whatsoever description (including, without limitation, all intercompany receivables of the Guarantor from the Borrower) shall be subordinated and junior in right of payment to the Guaranteed Obligations. Following the occurrence of an Event of Default and thereafter, so long as it continues, any indebtedness of the Borrower to the Guarantor shall, if the Agent shall so request, be collected and received by the Guarantor as trustee for the Agent and the Banks and paid over to the Agent and the Banks, or any one or more of them, as the case may be, on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of the Guarantor under this Guaranty.





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         28.     Guarantor acknowledges that other Subsidiaries of the Borrower have guaranteed the payment and performance of the Guaranteed Obligations (collectively, the "Other Guarantors") and to the extent Guarantor is required to satisfy all or any part of the Guaranteed Obligations pursuant to the terms of this Guaranty, Guarantor shall have and be entitled to rights of contribution against the Other Guarantors and to the extent any Other Guarantor is required to satisfy all or any part of the Guaranteed Obligations, Guarantor agrees that such Other Guarantor shall be entitled to rights of contribution against the Guarantor; provided, however, this sentence is intended only to define the relative rights of the Guarantor and all Other Guarantors, and nothing set forth in this sentence is intended to or shall impair the obligations of the Guarantor and Other Guarantors, jointly and severally, to pay to the Agent and the Banks, or any one or more of them, as the case may be, the Guaranteed Obligations as and when the same shall become due and payable in accordance with the terms of this Guaranty.

         29. (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT PROVIDED IN PARAGRAPH 29(b) BELOW AND TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY OTHERWISE APPLY.

                 (b) NOTWITHSTANDING ANYTHING IN PARAGRAPH 29(a) ABOVE TO THE CONTRARY, NOTHING IN THIS GUARANTY SHALL BE DEEMED TO CONSTITUTE A WAIVER OF ANY RIGHTS WHICH THE AGENT OR ANY OF THE BANKS MAY HAVE UNDER THE NATIONAL BANK ACT OR OTHER APPLICABLE FEDERAL LAW.

         30. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY TEXAS LAW. Guarantor has irrevocably designated, appointed and empowered CT Corporation System, 811 Dallas, Houston, Texas 77002, as its duly authorized registered agent (together with any successor agent, the "Authorized Agent") to receive, accept and acknowledge for and on its behalf and on behalf of its property service of any and all legal process, summons, notices, and documents which may be served in any proceeding, which service may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts. Such appointment shall be irrevocable so long as any Guaranteed Obligations remain outstanding or until the appointment, similarly irrevocable, of such successor Authorized Agent and such successor's acceptance of such appointment. Guarantor agrees to take any and all action necessary to continue such designation in full force and effect





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
and to advise the Agent of any change of address of such Authorized Agent; and should such Authorized Agent become unavailable for this purpose for any reason, Guarantor shall promptly irrevocably designate a successor Authorized Agent within Houston, Texas, which shall agree to act as such, with the powers and for the purposes specified in this subsection. If Guarantor does not so appoint a successor agent within 5 Business Days of such unavailability, the Required Holders may appoint a successor Authorized Agent without further act by Guarantor. Guarantor further irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents out of any of the aforesaid courts in any such Proceeding by hand delivery, to it at its address set forth under its signature line below or to any other address of which it shall have given notice to its then Authorized Agent. Guarantor agrees that service upon it or any such Authorized Agent as provided for herein shall, to the fullest extent permitted by law, constitute valid and effective personal service upon its, as the case may be, and that the failure of any such Authorized Agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon.

         31.     ARBITRATION.

                 (a) Arbitration. Upon the demand of any party, any Dispute shall be resolved by binding arbitration (except as set forth in (e) below) in accordance with the terms of this Guaranty. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, any of the Loan Documents, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the Loan Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the Loan Documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

                 (b) Governing Rules. Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the Loan Documents. The arbitration shall be conducted at a location in Texas selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. Section 91 or any similar applicable state law.





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
                 (c) No Waiver; Provisional Remedies, Self-Help and Foreclosure. No provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver, from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration hereunder.

                 (d) Arbitrator Qualifications and Powers; Awards. Arbitrators must be active members of the Texas State Bar with expertise in the substantive laws applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the state of Texas, (ii) may grant any remedy or relief that a court of the state of Texas could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.

                 (e) Judicial Review. Notwithstanding anything herein to the contrary, in any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the state of Texas, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (A) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (B) whether the conclusions of law are erroneous under the substantive law of the state of Texas. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the state of Texas.

                 (f) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly





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
related to the Loan Documents or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.


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                                     - 11 -

         THIS GUARANTY, THE LOAN AGREEMENT, THE NOTES, THE SECURITY INSTRUMENTS, AND THE INSTRUMENTS AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED this 20th day of June 1997.


                                  ______________________________



                                  By:
                                     ----------------------------------------
                                           David T. Tighe
                                           Vice President






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